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		     SECURITIES AND EXCHANGE COMMISSION
			 Washington, D. C.   20549


				  FORM 8-K


			       CURRENT REPORT

		     Pursuant to Section 13 or 15(d) of
		    The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 30, 2002
						  -------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				     OHIO
	(State or other jurisdiction of incorporation or organization)

				  31-0783294
		    (I.R.S. Employer Identification No.)

		     9450 Seward Road, Fairfield, Ohio
		  (Address of principal executive offices)

				    45014
				  (Zip Code)

				(513) 603-2400
		       (Registrant's telephone number)

				Not Applicable
	  (Former name or former address, if changed since last report)



			    Exhibit Index - Page 4

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ITEM 5. Other Events
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On July 30, 2002, Ohio Casualty Corporation announced second quarter 2002 results.

A copy of the press release issued by Ohio Casualty Corporation on July 30, 2002, is attached hereto as Exhibit 99 and is incorporated herein by reference.

On August 1, 2002, Ohio Casualty Corporation issued a press release reporting historical catastrophe earnings per share impacts on an after-tax basis.

A copy of the press release issued by Ohio Casualty Corporation on August 1, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Corporation has updated its projected 2002 net income to be approximately $86 million which was previously projected to be approximately $120 million. The projected 2002 net income number has been updated to reflect an expected reduction in realized investment gains during the second half of 2002 from amounts previously forecasted because of the Corporation's progress to date in implementing its investment strategy of reducing its equity portfolio to achieve a 50% ratio of equity securities to statutory surplus and recent declines in the equities markets.

Forward-looking Statements
Certain of the statements contained in this Form 8-K, including the Statutory Property and Casualty Projected Results for the Years 2002-2003 and all other financial forecasts and projections, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified herein by words or phrases such as "expect," "project," "forecast," "plan," "goal," and similar expressions or future or conditional verbs such as "will," "should," and "would". Future premium levels, loss experience, operating expenses and profits are all influenced by a number of factors, including those identified below, all of which are inherently difficult to forecast. Consequently, actual results may differ materially from those included in the forward-looking statements.
Among the factors that could cause actual results to differ materially from the forward-looking statements in this Form 8-K are the following:

			    General Industry Factors

- Pricing environment for the Corporation's insurance products and general competition
-  Changes in governmental regulation
-  Acts of war and terrorist activities
-  Fluctuations in interest rates and performance of the financial markets
-  General economic and market conditions

			 Corporation-Specific Factors

-  Ability of the Corporation to successfully execute its Corporate Strategic
   Plan
-  Ability of the Corporation to refinance its existing bank debt
- Ability of the Corporation to achieve and maintain planned price increases for its insurance products


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-  Ability of the Corporation to achieve and maintain planned expense savings
- Ability of the Corporation to retain key employees and agents having the experience and skills necessary to execute the Corporation's Strategic Plan
- Ability of the Corporation to attain planned benefits from technology initiatives
- Ability of the Corporation to maintain sufficient financial strength ratings
-  Adequacy of the Corporation's property and casualty reserves
-  Catastrophe losses and other adverse claims experience
-  Availability and pricing of reinsurance
-  Litigation and administrative proceedings

Other factors that could cause actual results to differ include those matters set forth in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The Corporation disclaims any obligation or intention to publicly update or revise any of the forward-looking statements contained in this Form 8-K, whether as a result of new information, future events or otherwise.

ITEM 7. Financial Statements and Exhibits
------  ---------------------------------

Exhibit No.     Description
----------      -----------

    99          Press release dated July 30, 2002, announcing second quarter
		2002 results.

    99.1 Press release dated August 1, 2002 reporting historical catastrophe earnings per share on an after-tax basis.





				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					  OHIO CASUALTY CORPORATION
					  -------------------------
						 (Registrant)



August 1, 2002                            /s/ Dennis E. McDaniel
					  ----------------------------------
					  Dennis E. McDaniel, Vice President
					  and Controller





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				EXHIBIT INDEX
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			 Current Report on Form 8-K
			    Dated July 30, 2002


Exhibit No.       Description
----------        -----------

    99 Press release dated July 30, 2002, announcing second quarter results.

    99.1 Press release dated July 31, 2002 reporting historical catastrophe earnings per share on an after-tax basis





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